       LEGG MASON
       INVESTORS TRUST, INC.
       -------------------------------------------------------------------------
       AMERICAN LEADING COMPANIES TRUST
       BALANCED TRUST
       U.S. SMALL-CAP VALUE TRUST




                                QUARTERLY REPORT TO SHAREHOLDERS
                                December 31, 2001
                                Institutional and Financial Intermediary Classes



                       --------------------------------------------

                       --------------------------------------------

                                [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the Institutional Class of the American Leading Companies Trust and the U.S. Small-Capitalization Value Trust, and for the Institutional and Financial Intermediary Classes of the Balanced Trust.

  The following table summarizes key statistics for the respective classes of each Fund and a comparative group, as of December 31, 2001:

                                             3-Month          12-Month
                                         Total Return(A)   Total Return(A)
                                         ---------------   ---------------
American Leading Companies Trust
  Institutional Class                       +11.12%           N/A(B)
S&P 500 Stock Composite Index(C)            +10.71%           -11.87%
Lipper Large-Cap Value Funds Index(D)        +8.72%            -8.58%

Balanced Trust
  Institutional Class                        +7.16%           N/A(E)
  Financial Intermediary Class               +7.08%           N/A(E)
Lehman Brothers Intermediate
  Government/Credit Index(F)                 +0.08%            +8.96%
Lipper Balanced Fund Index(G)                +6.48%            -3.24%

U.S. Small-Capitalization Value Trust
  Institutional Class                       +18.18%           +22.61%
Russell 2000 Index(H)                       +21.09%            +2.49%

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(B) American Leading Companies Institutional Class inception date: June 14,
    2001.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) Comprised of the 30 largest funds in the Lipper universe of large-cap value funds.

(E) Balanced Trust Institutional Class and Financial Intermediary Class inception date: March 16, 2001.

(F) An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

(G) Comprised of the 30 largest funds in the Lipper universe of balanced funds.

(H) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

Source: Lipper Inc.

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

  I am pleased to report that Mark R. Fetting is the new President of the Legg Mason Investors Trust and other Legg Mason mutual funds. Mark, who has more than 23 years of investment experience, is a graduate of the University of Pennsylvania's Wharton School and received an M.B.A. with distinction from the Harvard Business School. As the new President, he will be writing future letters to you.

                                                  Sincerely,

                                                  /s/ JOHN F. CURLEY, JR.

                                                  John F. Curley, Jr.
                                                  Chairman

January 28, 2002

Portfolio Managers' Comments

American Leading Companies Trust

Market Commentary

  The U.S. equity market gave a good account of itself in the fourth quarter, continuing a rebound that began on Friday, September 21st -- five days after the markets reopened following the terrorist attacks of September 11th. For the quarter, the S&P 500(A) and Dow Jones Industrials returned 10.71% and 13.84%, respectively. The technology-laden NASDAQ Composite was up 30.13%. We attribute the market's strength in the quarter to a number of factors. These include a powerful and effective military response to the attacks, a growing consensus that the U.S. economy would begin to rebound in 2002, and continued aggressively stimulative monetary policy by the Federal Reserve. The Fed cut the Fed Funds rate three times in the fourth quarter by a total of 125 basis points.(B) This brought the total number of cuts in 2001 to 11, for a total decrease of 475 basis points for the year. The rate cut on October 2 gave the markets a strong push to the upside, while the additional cuts on November 6 and December 11 provided further support.

  Despite the strong finish, all major U.S. stock indices finished 2001 in the red for the second year in a row. The Dow Jones Industrials were down 5.43%; the S&P 500 was down 11.87%; and the tech-heavy NASDAQ was down 21.05%, on the heels of a 39.29% drop in 2000. Equity mutual funds posted their worst returns since 1974 last year, also falling for the second straight year. The decline was widespread, with 30 of 35 equity investment categories tracked by Lipper Inc. ending in negative territory.

  Obviously, the year 2001 will be remembered chiefly for the terrorist attacks of September 11. But strictly in financial terms, the year was memorable (or forgettable, depending how one looks at it) for a number of other reasons. First, as noted above, the broad market indices were down for the second year in a row for only the second time since the end of World War II. Second, a record post-WWII economic expansion came to an end in March 2001, as the economy slipped into recession. Third, the recession was not triggered as usual by a decline in housing and auto sales, but rather by a precipitous drop in business capital spending. Fourth, the capital spending collapse was the primary cause of a post-WWII record decline in corporate profits. Fifth, in response to the economic weakness, the Federal Reserve cut rates a record 11 times. All in all, 2001 was, indeed, a memorable year, but one which we would just as soon not repeat.

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Source: Lipper Inc.
(B) 100 basis points = 1%.

Investment Results

  The total return for the American Leading Companies Trust Institutional Class from inception (June 14, 2001) to December 31, 2001, was -2.57%. Due to the limited operating history of the Institutional Class, the following chart compares, for illustrative purposes, the cumulative results for the Fund's Primary Class for the three-month, one-year, three-year, and five-year periods ended December 31, 2001, along with those of some comparative groups:

                                      3 MONTHS   1 YEAR    3 YEARS   5 YEARS
-----------------------------------------------------------------------------
American Leading Companies Trust
  Primary Class                       +10.85%     -3.29%    +2.30%    +53.59%
S&P 500 Stock Composite Index         +10.71%    -11.87%    -3.04%    +66.26%
Lipper Large-Cap Core Funds Index(C)  +10.30%    -12.83%    -3.63%    +58.07%
Lipper Large-Cap Value Funds
  Index(D)                             +8.72%     -8.58%    +3.26%    +56.86%
Dow Jones Industrial Average          +13.84%     -5.43%   +14.46%    +68.84%

---------------

Source: Lipper Inc.

  The Fund had a respectable quarter, slightly bettering the S&P 500 and comfortably ahead of peer funds, but behind the Dow Jones Industrials. For the full year 2001, the Primary Class of the Fund was well ahead of all relevant indices. For the last three years, the Fund's performance was mixed, ahead of the S&P 500 and its Lipper Large-Cap Core peers, but trailing value peers and the Dow Jones Industrials. For five years, the Fund is gaining on, but still trailing, all indices. It is self-serving, but nonetheless true, to note that the Fund's five-year results are negatively affected by a very poor performance in 1997, before current management's tenure began. If we can do a respectable job managing the Fund in 2002, our five-year performance results will look much better by the end of this year.

  After the pasting that stocks endured in the third quarter, the double-digit positive returns in the latest quarter were a welcome change. Technology was far and away the strongest group in the quarter, bouncing back from very depressed levels. This is well reflected in the Fund's best-performing holdings, eight out of ten of which were technology stocks: Circuit City Stores, Inc., Nokia Oyj ADRs, Intel Corporation, Tellabs, Inc., Koninklijke Philips Electronics, Gateway, Inc., Dell Computer Corporation, Unisys Corporation, Starwood Hotels & Resorts, and Lexmark International, Inc. It is worth noting that six of the quarter's best performers -- Gateway, Tellabs, Unisys, Starwood, Lexmark and Circuit City -- were among the portfolio's worst performers in the third quarter, once again demonstrating that quarterly migration of stocks and groups from strongest to weakest or weakest to strongest is quite normal. As we noted in our third quarter letter, a well-balanced portfolio needs different kinds of stocks for different kinds of markets -- some for playing offense and others for playing defense.

---------------

(C) Comprised of the top 30 funds in the Lipper universe of 797 large-cap core funds.
(D) Comprised of the top 30 funds in the Lipper universe of 353 large-cap value funds.

  Whereas defensive stocks played a starring role in the weak market of the third quarter, many of them were left behind as the market rebounded in the fourth quarter. This trend, too, is reflected in the Fund's list of quarterly laggards, which included: SBC Communications, Sprint Corporation, The Kroger Co., Washington Mutual, Verizon Communications, Merck & Co., Eastman Kodak Company, Ford Motor Company, Bristol-Myers Squibb and MGIC Investment Corporation.

  The stock which had the most negative effect on quarterly performance is not listed, because we bought and sold it within the quarter. That stock is Enron. After watching the stock drop from the $80s to the $20s over the last year, we began nibbling at the stock in the mid-teens -- fully aware that Enron had plenty of problems, but believing that those problems were discounted in the stock price. We became more aggressive after the proposed acquisition of Enron by Dynegy was announced. We assumed, wrongly as it turned out, that Dynegy -- as a cross-town rival -- was a knowledgeable buyer who saw the same value in Enron that we did. We also saw the potential for enormous cost savings in combining the operations of two companies based in the same city. Needless to say, events did not work out as we expected.

  In all, our Enron investment cost the Fund about 1 3/4%, a very painful, but not devastating, loss. While it is never fun to lose more than 90% on a single investment, we are grateful that it occurred during a period when the overall performance of the portfolio was favorable, and when -- despite the Enron loss -- we still managed to beat the S&P 500 for the quarter.

Outlook

  We expect 2002 to be a recovery year for the U.S. economy and the stock market. The case for optimism on the economic front is reasonably compelling. Sharply lower short-term interest rates, weaker oil prices, a rapid decline in inventories from an overstocked position, and a small fiscal stimulus package all augur well for demand. And with productivity growth apparently remaining robust, income growth should withstand an expected rise in unemployment. Bolstering this case is a marked improvement in some leading economic indicators. Notably, weekly jobless claims have fallen sharply in the past two months to pre-recession levels. Consumer confidence rebounded at the end of 2001 and figures for average hours worked in manufacturing showed a rise last month for the first time in a year. Equity and fixed income markets appear to have been discounting just such a rapid recovery scenario, as both have responded since mid-September 2001 as though the U.S. economy would snap back rather quickly.

  Fed Chairman Alan Greenspan, in a speech in San Francisco on Friday, January 11, threw a bit of cold water on the rapid recovery scenario when he cautioned against "premature celebration" of the economic recovery. In our opinion, Chairman Greenspan's cautionary tone is not necessarily a bad thing. First, there continue to be legitimate concerns about the speed of the recovery, particularly with regard to a pick-up in capital spending. Mr. Greenspan knows the importance of expectations in markets and does not want to see the equity market rise too far, too fast on overly optimistic assumptions about the speed of recovery. Second, Mr. Greenspan might have been signaling the markets that he sees room for further easing of short-term rates. The futures markets have priced about 225 basis points of tightening into the short end of the yield curve by the end of 2002. The benchmark 10-year Treasury bond yield has also risen about 20% from its post-September 11 low to about 5% recently. Based on Mr. Greenspan's recent comments, we think that more easing could be in the offing and that the long end of the bond market is discounting a more rapid recovery than is likely to occur.

  As far as the stock market is concerned, we expect returns for the coming year to be modestly positive, on the order of 7% to 8%. Unfortunately, volatility is also likely to remain high, in our opinion, as investors' confidence in the timing and strength of the economic recovery waxes and wanes. Equity returns will be restrained on the upside by the fact that, at about 20 times normalized earnings, stocks are not especially cheap on an historical basis. However, the important question for investors is always: "Cheap compared to what?" With money market funds yielding about 1.5%, and long-term government bonds yielding about 5%, we believe that stocks are still the asset class of choice for long-term investors. The problem, in our judgment, is that, going forward, returns of all major asset classes -- stocks, bonds and cash -- will be lower than what investors came to regard as "normal" in the '80s and '90s. That's the bad news, and the sooner investors adjust themselves to the new realities, the better off they'll be. The good news is that equity returns going forward may be a lot better than they've been for the last three years, when the return on the S&P 500 has actually been negative.

  In summary, if equity market returns average 7% to 8% annually over the next five years, and we can do a couple of percentage points better than that, we think we will have done a decent job. If we're wrong and returns are higher (or lower), our goal will still be to add some value to what investors can earn from buying an index fund.

  As always, we appreciate your support and welcome your comments.

                                                  David E. Nelson, CFA

January 22, 2002
DJIA 9713.80

Portfolio Managers' Comments

Balanced Trust

Equity Review

  The fourth quarter began amidst the fear and uncertainty of one of our nation's darkest moments. The 11.6% decline in the S&P 500(A) index from the close on September 11 to the low on September 21 shook investor and consumer confidence alike. It was against this grim backdrop that what had been merely an economic deceleration crossed over to become a recession.

  Low expectations and a climate of uncertainty are typically the hallmarks of a market bottom. Just as it has at such times in the past, the Federal Reserve stepped in aggressively with massive monetary support, injecting cash while simultaneously lowering the cost of money. Fiscal stimulus was provided by the Administration with an accelerated tax cut and supplemental funding for rebuilding and relief for affected areas and industries amounting to an estimated $132.3 billion, roughly 1.25% of GDP. Coupled with decisive military action, the confidence of both investors and consumers is gradually being restored. The holiday season upon which so much attention was focused turned out to be better than first feared. The nascent industrial recovery of last August was again on track by the close of the fourth quarter as inventory levels throughout the economy were depleted to such an extent that replenishment dictated increasing output.

  During the quarter the Balanced Trust equity portfolio delivered better than peer performance in all sectors, save consumer discretionary and communication service. The best performance came in the technology and industrial stocks. The Fund's holdings in Intel Corporation advanced 53.9% during the quarter, Sun Microsystems +48.7%, Dell Computer +46.7%, Convergys +35.1%, IBM +31.1%, Microsoft +29.5%, and Tyco International +29.5%. The Fund's performance was negatively impacted by continuing disappointments in the telecommunication sector with Broadwing, which had been one of the first quarter's strongest performers, declining 40.9%, followed by SBC Communications at -16.9%. The declines in the consumer discretionary stocks were of a lesser magnitude, with AOL slipping 3.0% and McDonald's -2.5%. During the quarter we undertook a substantial trade program to capture the unrealized losses in the Fund. This action minimized the Fund's capital gain position for the year. The stocks involved in this program were Broadwing, Convergys, CVS, J.P. Morgan Chase & Co., Sun Microsystems, Texas Instruments and Disney. To maintain our exposure in the technology industry, we employed SPDR Technology Index shares, which replicate the price movement of the technology sector within the S&P 500 Index. This allowed us to minimize the taxable gain distribution of the Fund without sacrificing performance. Late in the quarter we sold the SPDR shares, investing the proceeds in Oracle and increasing the Fund's position in Sun Microsystems and Texas Instruments. In addition, we increased the Fund's position in Home Depot, Charter One Financial, Lincoln National,

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Source: Lipper Inc.

ChevronTexaco, Medtronic Inc. and Chateau Communities. (Balanced Trust Primary Class standardized returns can be found in the Performance Information section of this report.)

  The Fund continues to be well diversified, with an equity portfolio consisting of 42 companies representing all economic sectors except utilities. We maintain our approach to search for and invest in operational excellence. This type of investment can be found in companies of all sizes, ranging from Chateau Communities with a capitalization of $860 million to Microsoft at $356 billion. The companies in which the Fund is invested do share common characteristics: they have balance sheet strength, strong free cash generation and managements whose interests are aligned with ours.

  We believe the economy and the investment markets have experienced the trough for this cycle. The risks, while diminished, have not vanished, nor has the price volatility of the last two years. The perils of 2001 tested our approach. We take pride in the job we have done and thank you for the opportunity to serve your investment needs.

Fixed Income Review

"The world has enough for everyone's needs but not enough for everyone's greed."

                                               -- Mohandas Gandhi, 1937

  Corporate ethics seems to have attained the status of an oxymoron, with the Enron debacle leading the pack; however, there are many other companies that are guilty of breaches of fiduciary responsibility, although not of the same magnitude. In this environment, one can replace the adage "where there's smoke, there's fire" with "where there's smoke, there's a volcano." Although any new legislation is clearly closing the barn door after the horses are out, perhaps it can reduce future problems, at least of this magnitude. Needless to say, as corporate bond investors, it has made us extremely wary of those companies that are unwilling to provide full, accurate and timely information relating to their financial condition. The Fund did have a small position in Enron bonds, which we sold promptly after the initial news broke, resulting in a very small loss in this holding and an almost imperceptible loss to the Fund as a whole. In fact, we are pleased to report that, although the fourth quarter was not a favorable period for fixed income investors, the fixed income portfolio of the Fund outperformed the Lehman Intermediate Government/Credit Index by a fairly wide margin (0.39% vs. 0.09%, respectively) in this period, although slightly underperforming for the full calendar year (8.61% vs. 8.98%, respectively).

  In the more than 25 years that I have been managing fixed income portfolios, I cannot recall a year that was any more difficult than 2001. This was a function of an extremely volatile rotation of performance in the various sectors and a highly unexpected steepening in the yield curve for the entire year. Three-month Treasury bills declined by over 400 basis points(B) from 5.9% to 1.7%, while yields on longer maturities of 10 to 30 years either remained unchanged or increased slightly. Thus, we are now faced with one of the steepest yield curves in modern financial history. The key to good performance varied significantly, as in the first quarter it was critical to be in the lowest quality corporate debt possible, shifting in the second and third quarters to a "flight to quality" portfolio of intermediate Treasuries and, in the fourth quarter, shifting back to corporate bonds as interest rates rose. In practice, very few, if any, fixed income managers threaded this needle by making all or most of these changes in allocation; if they had, it would have resembled more of a trading desk operation rather than a mutual fund portfolio.

  As mentioned in last quarter's report, one had to go back over 40 years to find 2-year Treasury yields at the levels they were as of September 30, and we believed that this was a condition that seemed unlikely to persist. These comments were right on the mark; in the fourth quarter of the year short-to-intermediate yields rose rather rapidly by 20 to 50 basis points as the valuations that prevailed at the beginning of the fourth quarter did indeed prove to be unsustainable. The key to our superior performance for the fourth quarter was our concentration in mortgage-backed securities and corporate bonds, about which we expressed the view that they would be strong sectors over the next twelve months. At this point, we can at least say that they added significant value in the fourth quarter of 2001 and we continue to believe that they will be strong sectors for 2002. While we try to avoid making predictions, we do feel compelled to comment on the shape of the yield curve, and we are highly confident in expressing the view that by the end of 2002, the yield differential between long- and short-term bonds will narrow substantially. Accordingly, we are in the early phases of repositioning the portfolio to a barbell structure with comparatively shorter maturities and longer maturities, as this type of portfolio structure tends to perform the best in a flattening yield curve environment.

  Unfortunately, as the tragic events of last year reinforce, the best course is to expect the unexpected and I am certain that 2002 will contain its own unique set of surprises, which hopefully will be of a far less ominous nature than last year.

  As always, we appreciate your continued support.

                                                  James B. Hagerty, CFA
                                                  Peter A. Sorrentino, CFA
                                                  Dale H. Rabiner, CFA

January 22, 2002
DJIA 9713.80

---------------
(B) 100 basis points = 1%.

Portfolio Managers' Comments

U.S. Small-Cap Value Trust

  For the year, the Institutional Class of the portfolio is up 22.6%, compared to gains by the Russell 2000 Value Index(A) of 14.0% and the Russell 2000 Index(B) of 2.5% and losses in the S&P 500(C) of -11.9%. For the quarter, the Institutional Class of the portfolio gained 18.2%, compared to returns of 16.7% for the Russell 2000 Value, 21.1% for the Russell 2000, and 10.7% for the S&P
500. (U.S. Small-Cap Value Trust Institutional Class standardized returns can be found in the Performance Information section of this report.)

  2001 was obviously an extremely challenging year for the U.S., our economy, and our financial markets. This year we faced the deflation of the 1998-2000 tech bubble, the related slowing of the U.S. and global economies, and the devastating September 11 terrorist attacks. While we have not yet recovered from the impact of all these events, we seem to have weathered the worst and appear to be moving toward an eventual economic rebound. Although the events of 2001 have been trying, they have not altered the underlying resiliency of our economy and markets.

  A key result of the tech bubble's demise was that investors again realized that in the long run, stock prices are driven by a company's underlying fundamentals, such as its earnings. From time to time, the U.S. has experienced stock market exuberance where investors conclude that "things have changed" -- the old rules that govern the market are no longer relevant. However, historical perspective shows that stock valuation, this link between prices and fundamentals, has always prevailed as the dominant force in the equity market. We see the equity returns in 2001 as another clear confirmation of this lesson. During the tech bubble, small-cap value stocks were the most ignored equities, and as a result, had by far the lowest valuations entering 2001. In the last year and a half, we have seen the return to traditional market dynamics, whereby when a stock price gets too high or too low relative to a company's fundamentals, the price movement eventually has reversed to reflect reality. The result in 2001 of this process was strong performance for the small-cap value stocks that were so enormously undervalued by investors during the tech run-up. In fact, we believe that the tendency of investors to forget the importance of valuation is one main reason that value investing has provided superior returns over market cycles.

  During the tech bubble, our disciplined value investment approach kept us focused on ignored stocks with low valuations and solid fundamentals. We remained convinced that the over-inflated tech stock prices could not be sustained, though we were surprised at how long the trend persisted and how far our small-

---------------

(A) Comprised of securities in the Russell 2000 Index with below average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

(B) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

cap value portfolios lagged. Nevertheless, we remained committed to our value-oriented investment process. Given the renewed emphasis on valuation in 2001, our portfolio of out-of-favor value stocks was a strong performer even relative to small-cap value benchmarks. The smallest stocks in the portfolio were among the most overlooked during the tech bubble and had the deepest valuation discount. Thus, these stocks were consistently the best performers in the portfolio throughout 2001 -- the smallest stocks in the portfolio returned 45% versus 21% for the rest of the portfolio. Similarly, many of the industrial, consumer durable, and economically sensitive stocks, which were totally ignored during the tech boom, moved up from their deep discounts as there was renewed recognition of the importance of valuation.

  The most difficult time for the portfolio followed the September 11 attacks. Prior to then, we had been reducing our economically sensitive holdings, as many with strong price increases no longer met our valuation discipline. However, we were still more heavily weighted in this area than our benchmarks, and these stocks sold off the most following the terrorist attacks. As investors focused on the economy's basic durability, the market rebounded with these same cyclical stocks leading the rally and driving our strong fourth quarter returns. We have again begun to sell the economically sensitive holdings that have appreciated to unattractive valuations. We also continue to reduce our technology holdings, as these stocks have been strong performers in the fourth quarter as well. We have been moving the portfolio into those stocks and sectors that have performed poorly of late and that have low valuations and the fundamental ability to rebound, including stocks in the financial, energy, and utility sectors.

  Despite the strong performance of small-cap value stocks over the last 18 months, we still believe that our portfolio offers superior return opportunity. For the long term, the experience of the last few years confirms that even with growth bubbles in the market, a focused value investment approach can outperform other asset classes. In addition, following larger market bubbles, such as the recent one, investors have remained focused on stock valuation for extended periods, leading to persistent value outperformance. This optimism for our portfolio also is supported by the fact that small value stocks have recovered only about half the discount to their normal valuation level versus the rest of the U.S. market. An economic recovery would also be a strong catalyst for continued small-cap value performance gains, both absolutely and relative to other asset classes. Historically, our disciplined small-cap value approach has performed very well as the economy has moved from recession to recovery. In summary, we remain confident that our portfolio not only provides strong long-term potential, but also is positioned for attractive returns in the shorter run.

  As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.

                                                  Henry F. Otto
                                                  Steven M. Tonkovich

January 22, 2002
DJIA 9713.80

Performance Information

Legg Mason Investors Trust, Inc.

Total Returns for One and Three Years and Life of Class, as of December 31, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Performance would have been lower if fees had not been waived in various periods.

  Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services Fund is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares:
Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services Fund also offers an additional class of shares: Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to its shareholders.

  Due to their limited operating history, the Institutional Class of American Leading Companies Trust and the Institutional and Financial Intermediary Classes of Balanced Trust have been omitted from the table below. Cumulative total returns for American Leading Companies Institutional Class from its inception (June 14, 2001) to December 31, 2001, were -2.57%. Cumulative total returns for Balanced Trust Institutional Class from its inception (March 16, 2001) to December 31, 2001, were +2.95%. Cumulative total returns for Balanced Trust Financial Intermediary Class from its inception (March 16, 2001) to December 31, 2001, were +2.72%.

  Total returns for U.S. Small-Cap Value Trust as of December 31, 2001, were as follows:

                                 U.S. Small-Cap
                                  Value Trust
-----------------------------------------------
Average Annual Total Return
 Institutional Class:
   One Year                         +22.61%
   Three Years                       +8.61%
   Life of Class(A)                  +3.46%
Cumulative Total Return
 Institutional Class:
   One Year                         +22.61%
   Three Years                      +28.13%
   Life of Class(A)                 +12.76%
-----------------------------------------------

(A) U.S. Small-Cap Value Trust Institutional Class inception date is June 19, 1998.

American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the 4th quarter 2001(B)
----------------------------------------------
   1.   Circuit City
         Stores - Circuit City
         Group                        +116.3%
   2.   Nokia Oyj - ADR                +56.7%
   3.   Intel Corporation              +53.9%
   4.   Tellabs, Inc.                  +51.4%
   5.   Koninklijke (Royal) Philips
         Electronics N.V. - ADR        +50.8%
   6.   Gateway, Inc.                  +47.5%
   7.   Dell Computer Corporation      +46.7%
   8.   Unisys Corporation             +44.8%
   9.   Starwood Hotels & Resorts
         Worldwide, Inc.               +35.7%
  10.   Lexmark International, Inc.    +32.0%

Weak performers for the 4th quarter 2001(B)
-------------------------------------------
   1.  SBC Communications Inc.      -16.9%
   2.  Sprint Corporation           -16.4%
   3.  The Kroger Co.               -15.3%
   4.  Washington Mutual, Inc.      -15.0%
   5.  Verizon Communications
        Inc.                        -12.3%
   6.  Merck & Co., Inc.            -11.7%
   7.  Eastman Kodak Company         -9.5%
   8.  Ford Motor Company            -9.4%
   9.  Bristol-Myers Squibb
        Company                      -8.2%
  10.  MGIC Investment
        Corporation                  -5.5%

(A) Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2001                Securities sold during the 4th quarter 2001
----------------------------------------------               ----------------------------------------------
Anadarko Petroleum Corporation                                Amazon.com, Inc.
                                                              Berkshire Hathaway Inc. - Class B
                                                              Republic Services, Inc.
                                                              Toys "R" Us, Inc.
                                                              WorldCom, Inc. - WorldCom Group

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE(A)

 Strong performers for the 4th quarter 2001(B)
-----------------------------------------------
 1.   Intel Corporation                +53.9%
 2.   Sun Microsystems, Inc.           +48.7%
 3.   Dell Computer Corporation        +46.7%
 4.   Applied Materials, Inc.          +41.0%
 5.   Convergys Corporation            +35.1%
 6.   The Home Depot, Inc.             +32.9%
 7.   International Business
       Machines Corporation            +31.1%
 8.   Microsoft Corporation            +29.5%
 9.   Tyco International Ltd.          +29.5%
10.   Guidant Corporation              +29.4%

Weak performers for the 4th quarter 2001(B)
--------------------------------------------
 1.  Broadwing Inc.                  -40.9%
 2.  SBC Communications Inc.         -16.9%
 3.  Merck & Co., Inc.               -11.7%
 4.  Charter One Financial, Inc.      -3.8%
 5.  United States Treasury Notes,
      6%, 8/15/09                     -3.1%
 6.  AOL Time Warner Inc.             -3.0%
 7.  McDonald's Corporation           -2.5%
 8.  United States Treasury Notes,
      6.5%, 10/15/06                  -2.3%
 9.  Government National Mortgage
      Association, 6%, 3/15/31        -2.2%
10.  Government National Mortgage
      Association, 6%, 2/15/29        -2.2%

(A) Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2001           Securities sold during the 4th quarter 2001
----------------------------------------------          -------------------------------------------
Government National Mortgage Association,               BP Amoco Plc - ADR
 7%, 12/15/31                                           CVS Corporation
Oracle Corporation                                      Enron Corporation, Cv., 0%, 2/7/21
Safeway Inc.                                            Ford Motor Credit Company, 6.875%, 2/1/06
United States Treasury Notes, 5%, 8/15/11               Gap Incorporated, 6.9%, 9/15/07
United States Treasury Notes, 5.875%,                   The PMI Group, Inc.
 2/15/04                                                The Walt Disney Company
United States Treasury STRIPS, 11/15/08                 United States Treasury STRIPS, 8/15/05

U.S. Small-Capitalization Value Trust(A)

SELECTED PORTFOLIO PERFORMANCE(B)

 Strong performers for the 4th quarter 2001(C)
---------------------------------------------
 1.  R & B, Inc.                     +132.4%
 2.  Salton, Inc.                    +120.6%
 3.  Rainbow Technologies, Inc.      +111.4%
 4.  Pier 1 Imports, Inc.            +108.9%
 5.  Silicon Storage Technology,
      Inc.                           +108.2%
 6.  Frontier Airlines, Inc.         +105.3%
 7.  REX Stores Corporation          +103.8%
 8.  World Fuel Services
      Corporation                     +96.6%
 9.  Hall, Kinion & Associates,
      Inc.                            +93.4%
10.  PC Connection, Inc.              +91.6%

 Weak performers for the 4th quarter 2001(C)
---------------------------------------------
 1.  Selas Corporation of America     -44.0%
 2.  Spiegel, Inc.                    -35.5%
 3.  National Service Industries,
      Inc.                            -32.9%
 4.  USANA, Inc.                      -32.8%
 5.  Synalloy Corporation             -27.0%
 6.  MicroFinancial Incorporated      -25.5%
 7.  Encompass Services Corporation   -23.3%
 8.  Building Materials Holding
      Corporation                     -22.7%
 9.  Candela Corporation              -22.2%
10.  Fedders Corporation              -22.1%

(A) Portfolio changes are not reported for U.S. Small-Cap due to the Fund's high volume of trading.

(B) Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.

(C) Securities held for the entire quarter.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
December 31, 2001 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.5%

Capital Goods -- 5.4%
 Aerospace/Defense -- 0.8%
 Northrop Grumman Corporation                                      48           $  4,839
                                                                                --------

 Electrical Equipment -- 1.0%
 General Electric Company                                          65              2,605
 Koninklijke (Royal) Philips Electronics N.V. - ADR               118              3,435
                                                                                --------
                                                                                   6,040
                                                                                --------
 Waste Management -- 3.6%
 Waste Management Inc.                                            652             20,805
                                                                                --------

Communications Services -- 6.9%
 Telecommunications (Cellular/Wireless) -- 2.0%
 Nextel Communications, Inc.                                    1,072             11,744(A)
                                                                                --------

 Telecommunications (Long Distance) -- 1.4%
 Sprint Corporation                                               420              8,434
                                                                                --------

 Telephone -- 3.5%
 ALLTEL Corporation                                               185             11,420
 SBC Communications Inc.                                           85              3,329
 Verizon Communications Inc.                                      115              5,458
                                                                                --------
                                                                                  20,207
                                                                                --------
Consumer Cyclicals -- 13.1%
 Automobiles -- 1.4%
 Ford Motor Company                                               200              3,144
 General Motors Corporation                                       100              4,841
                                                                                --------
                                                                                   7,985
                                                                                --------
 Lodging/Hotels -- 1.0%
 Starwood Hotels & Resorts Worldwide, Inc.                        200              5,970
                                                                                --------

 Retail (Computers and Electronics) -- 2.9%
 Circuit City Stores - Circuit City Group                         650             16,867
                                                                                --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Retail (Department Stores) -- 2.9%
 The May Department Stores Company                                450           $ 16,641
                                                                                --------

 Retail (General Merchandise) -- 0.7%
 Wal-Mart Stores, Inc.                                             69              3,988
                                                                                --------

 Retail (Specialty-Apparel) -- 4.2%
 The TJX Companies, Inc.                                          620             24,713
                                                                                --------

Consumer Staples -- 9.5%
 Distributors (Food and Health) -- 0.5%
 McKesson HBOC, Inc.                                               80              2,992
                                                                                --------

 Entertainment -- 3.0%
 AOL Time Warner Inc.                                             480             15,408(A)
 The Walt Disney Company                                          100              2,072
                                                                                --------
                                                                                  17,480
                                                                                --------
 Household Products (Non-Durables) -- 0.6%
 Kimberly-Clark Corporation                                        55              3,289
                                                                                --------

 Personal Care -- 0.4%
 Avon Products, Inc.                                               47              2,167
                                                                                --------

 Restaurants -- 0.4%
 McDonald's Corporation                                           100              2,647
                                                                                --------

 Retail (Food Chains) -- 4.6%
 Albertson's, Inc.                                                540             17,005
 The Kroger Co.                                                   460              9,600(A)
                                                                                --------
                                                                                  26,605
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Energy -- 0.5%
 Oil and Gas (Exploration and Production) -- 0.5%
 Anadarko Petroleum Corporation                                    50           $  2,843
                                                                                --------

Financials -- 30.7%
 Banks (Major Regional) -- 5.7%
 Bank One Corporation                                             503             19,642
 FleetBoston Financial Corporation                                298             10,877
 Mellon Financial Corporation                                      77              2,904
                                                                                --------
                                                                                  33,423
                                                                                --------
 Banks (Money Center) -- 7.3%
 Bank of America Corporation                                      198             12,470
 Lloyds TSB Group plc                                           2,741             29,723
                                                                                --------
                                                                                  42,193
                                                                                --------
 Financial (Diversified) -- 8.1%
 Citigroup Inc.                                                   442             22,312
 Fannie Mae                                                       124              9,858
 J.P. Morgan Chase & Co.                                          408             14,813
                                                                                --------
                                                                                  46,983
                                                                                --------
 Insurance (Life/Health) -- 1.7%
 UnumProvident Corporation                                        375              9,941
                                                                                --------

 Insurance (Property/Casualty) -- 3.7%
 MGIC Investment Corporation                                      350             21,602
                                                                                --------

 Savings and Loan Companies -- 4.2%
 Washington Mutual, Inc.                                          755             24,689
                                                                                --------

Health Care -- 12.0%
 Health Care (Diversified) -- 2.4%
 Bristol-Myers Squibb Company                                     133              6,783
 Johnson & Johnson                                                118              6,974
                                                                                --------
                                                                                  13,757
                                                                                --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Health Care -- Continued
 Health Care (Drugs/Major Pharmaceuticals) -- 1.4%
 Merck & Co., Inc.                                                140           $  8,232
                                                                                --------

 Health Care (Managed Care) -- 8.2%
 Health Net Inc.                                                  900             19,602(A)
 UnitedHealth Group Incorporated                                  248             17,516
 Wellpoint Health Networks Inc.                                    90             10,516(A)
                                                                                --------
                                                                                  47,634
                                                                                --------
Technology -- 20.4%
 Communications Equipment -- 2.8%
 Motorola, Inc.                                                   230              3,455
 Nokia Oyj - ADR                                                  270              6,623
 Tellabs, Inc.                                                    400              5,984(A)
                                                                                --------
                                                                                  16,062
                                                                                --------
 Computers (Hardware) -- 9.7%
 Dell Computer Corporation                                        713             19,379(A)
 Gateway, Inc.                                                    715              5,749(A)
 International Business Machines Corporation                      260             31,450
                                                                                --------
                                                                                  56,578
                                                                                --------
 Computers (Peripherals) -- 2.2%
 Lexmark International, Inc.                                      216             12,744(A)
                                                                                --------

 Computers (Software/Services) -- 2.4%
 Microsoft Corporation                                             47              3,114(A)
 Unisys Corporation                                               860             10,785(A)
                                                                                --------
                                                                                  13,899
                                                                                --------
 Electronics (Semiconductors) -- 1.3%
 Intel Corporation                                                249              7,840
                                                                                --------

 Photography/Imaging -- 2.0%
 Eastman Kodak Company                                            390             11,478
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $436,104)            573,311
----------------------------------------------------------------------------------------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.5%

Goldman, Sachs & Company
 1.76%, dated 12/31/01, to be repurchased at $4,356 on
 1/2/02 (Collateral: $4,438 Fannie Mae mortgage-backed
 securities, 6.5%, due 5/1/30, value $4,465)                   $4,355           $  4,355


State Street Bank & Trust Company
 1.7%, dated 12/31/01, to be repurchased at $4,356 on
 1/2/02 (Collateral: $4,365 Fannie Mae notes, 4.35% due
 8/21/03, value $4,447)                                         4,356              4,356
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $8,711)                            8,711
----------------------------------------------------------------------------------------
Total Investments -- 100.0% (Identified Cost -- $444,815)                        582,022
Other Assets Less Liabilities -- N.M.                                                111
                                                                                --------

NET ASSETS -- 100.0%                                                            $582,133
                                                                                ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $18.49
                                                                                ========
 INSTITUTIONAL CLASS                                                              $18.59
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
December 31, 2001 (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 60.5%

Basic Materials -- 3.2%
 Construction and Building Materials -- 2.0%
 Martin Marietta Materials, Inc.                                                   27        $ 1,258
                                                                                             -------

 Paper and Forest Products -- 1.2%
 International Paper Capital Trust, Inc., Cv. Preferred                            17            784
                                                                                             -------

Capital Goods -- 7.0%
 Electrical Equipment -- 1.2%
 Emerson Electric Company                                                          14            776
                                                                                             -------

 Machinery (Diversified) -- 2.2%
 Dover Corporation                                                                 38          1,409
                                                                                             -------

 Manufacturing (Diversified) -- 3.6%
 Illinois Tool Works Inc.                                                          14            948
 Tyco International Ltd.                                                           23          1,355
                                                                                             -------
                                                                                               2,303
                                                                                             -------
Communications Services -- 1.0%
 Telephone -- 1.0%
 Broadwing Inc.                                                                    12            112(A)
 SBC Communications Inc.                                                           14            548
                                                                                             -------
                                                                                                 660
                                                                                             -------
Consumer Cyclicals -- 5.2%
 Retail (Building Supplies) -- 1.7%
 The Home Depot, Inc.                                                              21          1,091
                                                                                             -------

 Retail (General Merchandise) -- 2.2%
 Target Corporation                                                                34          1,396
                                                                                             -------


                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Services (Commercial and Consumer) -- 1.3%
 Cintas Corporation                                                                12        $   576
 Convergys Corporation                                                              6            225(A)
                                                                                             -------
                                                                                                 801
                                                                                             -------
Consumer Staples -- 7.5%
 Beverages (Alcoholic) -- 1.9%
 Anheuser-Busch Companies, Inc.                                                    27          1,221
                                                                                             -------

 Distributors (Food and Health) -- 0.8%
 SYSCO Corporation                                                                 20            524
                                                                                             -------

 Entertainment -- 1.7%
 AOL Time Warner Inc.                                                              33          1,059(A)
                                                                                             -------

 Food -- 1.0%
 PepsiCo, Inc.                                                                     13            633
                                                                                             -------

 Restaurants -- 1.0%
 McDonald's Corporation                                                            25            662
                                                                                             -------

 Retail (Food Chains) -- 1.1%
 Safeway Inc.                                                                      17            710(A)
                                                                                             -------

Energy -- 4.0%
 Oil (International Integrated) -- 4.0%
 ChevronTexaco Corporation                                                         14          1,276
 TotalFinaElf S.A. - ADR                                                           18          1,264
                                                                                             -------
                                                                                               2,540
                                                                                             -------
Financials -- 12.2%
 Banks (Major Regional) -- 1.3%
 Mellon Financial Corporation                                                      22            828
                                                                                             -------


Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Financials -- Continued
 Financial (Diversified) -- 6.5%
 Chateau Communities, Inc.                                                         24        $   718
 Citigroup Inc.                                                                    47          2,372
 Fannie Mae                                                                         9            739
 J.P. Morgan Chase & Co.                                                            8            302
                                                                                             -------
                                                                                               4,131
                                                                                             -------
 Insurance (Life/Health) -- 2.7%
 Jefferson-Pilot Corporation                                                       11            486
 Lincoln National Corporation                                                      26          1,263
                                                                                             -------
                                                                                               1,749
                                                                                             -------
 Savings and Loan Companies -- 1.7%
 Charter One Financial, Inc.                                                       39          1,067
                                                                                             -------

Health Care -- 9.0%
 Health Care (Diversified) -- 2.2%
 Johnson & Johnson                                                                 24          1,419
                                                                                             -------

 Health Care (Drugs/Major Pharmaceuticals) -- 3.2%
 Merck & Co., Inc.                                                                 24          1,411
 Pharmacia Corporation                                                             15            640
                                                                                             -------
                                                                                               2,051
                                                                                             -------
 Health Care (Medical Products and Supplies) -- 3.6%
 Biomet, Inc.                                                                      10            315
 Guidant Corporation                                                               10            498(A)
 Medtronic, Inc.                                                                   28          1,444
                                                                                             -------
                                                                                               2,257
                                                                                             -------

Technology -- 10.1%
 Computers (Hardware) -- 4.3%
 Dell Computer Corporation                                                         51          1,392(A)
 International Business Machines Corporation                                        6            677
 Sun Microsystems, Inc.                                                            56            689(A)
                                                                                             -------
                                                                                               2,758
                                                                                             -------
 Computers (Software/Services) -- 1.5%
 Microsoft Corporation                                                              9            616(A)
 Oracle Corporation                                                                25            345
                                                                                             -------
                                                                                                 961
                                                                                             -------

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Technology -- Continued
 Electronics (Semiconductors) -- 3.2%
 Intel Corporation                                                            51        $ 1,613
 Texas Instruments Incorporated                                               15            420
                                                                                        -------
                                                                                          2,033
                                                                                        -------
 Equipment (Semiconductor) -- 1.1%
 Applied Materials, Inc.                                                      17            682(A)
                                                                                        -------

Transportation -- 1.3%
 Railroads -- 1.3%
 Union Pacific Corporation                                                    14            798
                                                                                        -------
Total Common Stock and Equity
 Interests (Identified Cost --$31,912)                                                   38,561
-----------------------------------------------------------------------------------------------
 Corporate Bonds and Notes -- 15.9%

 Banking and Finance -- 4.2%
 Associates Corporation of North
  America                               5.750%         11/1/03            $  500            521
 General Electric Capital Corporation   6.500%         12/10/07              820            881
 General Motors Acceptance Corporation  5.750%         11/10/03              550            561
 Merrill Lynch & Co., Inc.              6.000%         11/15/04              700            731
                                                                                        -------
                                                                                          2,694
                                                                                        -------
 Computers (Software/Services) -- 1.5%
 AOL Time Warner Inc., Cv.              0.000%         12/6/19             1,800            969(B)
                                                                                        -------

 Consumer Services -- 1.3%
 Procter & Gamble Company               6.600%         12/15/04              800            853
                                                                                        -------

 Electronics (Semiconductors) -- 1.4%
 Analog Devices Incorporated            4.750%         10/1/05               900            859
                                                                                        -------

 Entertainment -- 1.1%
 The Walt Disney Company                5.125%         12/15/03              700            715
                                                                                        -------


Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Food -- 1.3%
Unilever Capital Corporation            6.875%         11/1/05            $  750        $   799
                                                                                        -------

Hotels and Restaurants -- 1.4%
Hilton Hotels Corp                      5.000%         5/15/06             1,000            889
                                                                                        -------

Machinery (Diversified) -- 0.5%
Caterpillar Financial Services          6.090%          3/1/04               325            338
                                                                                        -------

Media -- 1.1%
Tribune Company                         6.500%         7/30/04               700            717
                                                                                        -------

Oil (Domestic Integrated) -- 1.2%
Conoco Inc.                             5.900%         4/15/04               750            775
                                                                                        -------

Railroads -- 0.9%
Union Pacific Corporation               6.340%         11/25/03              550            575
                                                                                        -------
Total Corporate Bonds and Notes
 (Identified Cost -- $9,939)                                                             10,183
-----------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 15.3%

Fixed-Rate Securities -- 11.2%
Fannie Mae                              6.500%         8/15/04               700            746
Fannie Mae                              6.770%          9/1/05               375            402
Fannie Mae                              7.125%         2/15/05               375            407
Federal Farm Credit Bank                5.000%         5/10/04               400            412
United States Treasury Notes            5.875%         2/15/04             1,400          1,477
United States Treasury Notes            5.250%         5/15/04             1,000          1,043
United States Treasury Notes            6.500%         5/15/05               430            464
United States Treasury Notes            6.500%         10/15/06            1,000          1,087
United States Treasury Notes            6.000%         8/15/09               500            533
United States Treasury Notes            5.000%         8/15/11               550            548
                                                                                        -------
                                                                                          7,119
                                                                                        -------

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Stripped Securities -- 4.1%
United States Treasury STRIPS           0.000%         8/15/05            $1,650        $ 1,418(C)
United States Treasury STRIPS           0.000%         11/15/05              300            257(C)
United States Treasury STRIPS           0.000%         5/15/06               300            248(C)
United States Treasury STRIPS           0.000%         11/15/08              975            695(C)
                                                                                        -------
                                                                                          2,618
                                                                                        -------
Total U.S. Government and Agency
 Obligations (Identified
 Cost -- $9,479)                                                                          9,737
-----------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 6.8%

Fixed-Rate Securities -- 6.8%
Government National Mortgage
 Association                            6.000%    8/15/28 to 3/15/31       1,969          1,934
Government National Mortgage
 Association                            7.000%   2/15/28 to 12/15/31       2,345          2,396
                                                                                        -------
Total U.S. Government Agency
 Mortgage-Backed Securities
 (Identified Cost -- $4,335)                                                              4,330
-----------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.2%

State Street Bank & Trust Company
 0.65%, dated 12/31/01, to be repurchased at $753 on 1/2/02
 (Collateral: $760 Fannie Mae mortgage-backed securities, 4.45%, due
 6/25/03, value $769)                                                        753            753
                                                                                        -------

Total Repurchase Agreements (Identified Cost -- $753)                                       753
-----------------------------------------------------------------------------------------------
Total Investments -- 99.7% (Identified Cost -- $56,418)                                  63,564
Other Assets Less Liabilities -- 0.3%                                                       189
                                                                                        -------

NET ASSETS -- 100.0%                                                                    $63,753
                                                                                        =======

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued


-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                           $11.07
                                                                                        =======
 FINANCIAL INTERMEDIARY CLASS                                                            $11.05
                                                                                        =======
 INSTITUTIONAL CLASS                                                                     $11.06
                                                                                        =======
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(C) STRIPS -- Separate Trading of Registered Interest and Principal of Securities. This security is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
December 31, 2001 (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.1%

Basic Materials -- 6.8%
 Agricultural Products -- 0.9%
 DIMON Incorporated                                                                 6        $     43
 Standard Commercial Corporation                                                   13             208
 The Anderson's Inc.                                                                6              61
 Universal Corporation                                                             27             994
                                                                                             --------
                                                                                                1,306
                                                                                             --------
 Aluminum -- N.M.
 Commonwealth Industries, Inc.                                                      6              28
                                                                                             --------

 Chemicals -- 0.1%
 Aceto Corporation                                                                  8              79
 Georgia Gulf Corporation                                                           1               7
 Hawkins, Inc.                                                                      3              27
                                                                                             --------
                                                                                                  113
                                                                                             --------
 Chemicals (Specialty) -- 2.0%
 A. Schulman, Inc.                                                                  8             113
 American Vanguard Corporation                                                      1              22
 Bairnco Corporation                                                               10              60
 Cytec Industries Inc.                                                             43           1,150(A)
 International Specialty Products Inc.                                             37             332(A)
 NL Industries, Inc.                                                               62             950
 Quaker Chemical Corporation                                                       10             202
 USEC Inc.                                                                          3              20
                                                                                             --------
                                                                                                2,849
                                                                                             --------
 Construction Materials -- N.M.
 Oglebay Norton Company                                                             3              51
                                                                                             --------

 Containers and Packaging (Paper) -- 0.6%
 Greif Bros. Corporation                                                           10             326
 Mail-Well, Inc.                                                                   64             261(A)
 Northern Technologies International Corporation                                    2              10(A)
 Rock-Tenn Company                                                                 22             315
                                                                                             --------
                                                                                                  912
                                                                                             --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Basic Materials -- Continued
 Gold and Precious Metals Mining -- 0.6%
 Stillwater Mining Company                                                         42        $    784(A)
                                                                                             --------

 Paper and Forest Products -- 0.8%
 Baltek Corporation                                                                 1               4(A)
 Buckeye Technologies Inc.                                                         40             458(A)
 Daisytek International Corporation                                                 3              35(A)
 FiberMark, Inc.                                                                    5              30(A)
 Louisiana-Pacific Corporation                                                     16             135
 Nortek, Inc.                                                                      12             338(A)
 Workflow Management, Inc.                                                         17              80(A)
                                                                                             --------
                                                                                                1,080
                                                                                             --------
 Steel Products -- 1.4%
 Commercial Metals Company                                                         11             385
 Friedman Industries, Incorporated                                                  5              11
 Lone Star Technologies, Inc.                                                      27             479(A)
 Maverick Tube Corporation                                                         37             474(A)
 Quanex Corporation                                                                11             323
 Roanoke Electric Steel Corporation                                                 3              34
 Steel Technologies Inc.                                                            9              80
 Synalloy Corporation                                                               2               5
 Universal Stainless & Alloy Products, Inc.                                         7              59(A)
 Worthington Industries, Inc.                                                       5              70
                                                                                             --------
                                                                                                1,920
                                                                                             --------
 Steel (Producers) -- 0.4%
 AK Steel Holding Corporation                                                       4              40
 Gibraltar Steel Corporation                                                       11             188
 Northwest Pipe Company                                                             7             114(A)
 Steel Dynamics, Inc.                                                              18             204(A)
                                                                                             --------
                                                                                                  546
                                                                                             --------
Capital Goods -- 16.2%
 Aerospace/Defense -- 2.1%
 BE Aerospace, Inc.                                                                35             325(A)
 Ducommun Incorporated                                                             13             139(A)
 Innovative Solutions and Support, Inc.                                            12              89(A)
 Ladish Co., Inc.                                                                  14             153(A)
 Precision Castparts Corp.                                                         55           1,559
 SIFCO Industries, Inc.                                                             5              26(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Capital Goods -- Continued
 Aerospace/Defense -- Continued
 Triumph Group, Inc.                                                               15        $    497(A)
 Woodward Governor Company                                                          3             180
                                                                                             --------
                                                                                                2,968
                                                                                             --------
 Containers (Metal and Glass) -- 0.7%
 Ball Corporation                                                                   9             615
 Silgan Holdings Inc.                                                              15             392(A)
                                                                                             --------
                                                                                                1,007
                                                                                             --------
 Electrical Equipment -- 2.9%
 American Technical Ceramics Corp.                                                 10             107(A)
 Ault Incorporated                                                                  3              11(A)
 AZZ Incorporated                                                                   3              68
 Bel Fuse Inc.                                                                      5             130
 Belden Inc.                                                                       16             379
 Boston Acoustics, Inc.                                                             4              45
 C&D Technologies, Inc.                                                            34             775
 Cohu, Inc.                                                                         2              45
 Herley Industries, Inc.                                                            7             115(A)
 Koss Corporation                                                                   5              66
 Lowrance Electronics, Inc.                                                         2               4(A)
 MYWAVE, Inc.                                                                       3              14(A)
 MATEC Corporation                                                                  3              14(A)
 Merix Corporation                                                                 12             198(A)
 Park Electrochemical Corp.                                                         3              82
 Rockford Corporation                                                               8              72(A)
 Rofin-Sinar Technologies, Inc.                                                    13             134(A)
 SLI, Inc.                                                                         20              51
 Spectrum Control, Inc.                                                            16              82(A)
 Tech/Ops Sevcon, Inc.                                                              1              10
 Technitrol, Inc.                                                                  33             909
 The Genlyte Group, Incorporated                                                    2              62(A)
 Vishay Intertechnology, Inc.                                                      18             352(A)
 Zomax Incorporated                                                                42             334(A)
                                                                                             --------
                                                                                                4,059
                                                                                             --------
 Engineering and Construction -- 1.6%
 Butler Manufacturing Company                                                       7             202
 Comfort Systems USA, Inc.                                                         10              38(A)
 Dycom Industries, Inc.                                                            46             774(A)
 Encompass Services Corporation                                                    83             240(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Capital Goods -- Continued
 Engineering and Construction -- Continued
 Horizon Offshore, Inc.                                                            15        $    114(A)
 Integrated Electrical Services, Inc.                                              40             205(A)
 MasTec, Inc.                                                                      62             429(A)
 Matrix Service Company                                                             8              56(A)
 Noble International, Ltd.                                                          5              38
 Perini Corporation                                                                 4              29(A)
 The Keith Companies, Inc.                                                          7              66(A)
 URS Corporation                                                                    5             129(A)
                                                                                             --------
                                                                                                2,320
                                                                                             --------
 Machinery (Diversified) -- 1.4%
 Aviall, Inc.                                                                      20             151(A)
 Cascade Corporation                                                                9             104(A)
 Columbus McKinnon Corporation                                                     13             130
 Esterline Technologies Corporation                                                24             386(A)
 Interlott Technologies, Inc.                                                       6              29(A)
 Met-Pro Corporation                                                                7              93
 Milacron Inc.                                                                     30             471
 Pitt-Des Moines, Inc.                                                              2              68
 Raven Industries, Inc.                                                             5             121
 Selas Corporation of America                                                       4               8
 TB Wood's Corporation                                                              4              29
 Tecumseh Products Company                                                          3             127
 The Manitowoc Company, Inc.                                                        7             218
 Water Pik Technologies, Inc.                                                      12             108(A)
                                                                                             --------
                                                                                                2,043
                                                                                             --------
 Manufacturing (Diversified) -- 2.7%
 Actuant Corporation                                                                2              54(A)
 Acuity Brands, Inc.                                                               13             161(A)
 Allied Research Corporation                                                        6              89(A)
 Alpha Technologies Group, Inc.                                                    10              39(A)
 Ampco-Pittsburgh Corporation                                                      10             111
 Donnelly Corporation                                                               3              36
 GenCorp Inc.                                                                      12             169
 Griffon Corporation                                                                2              24(A)
 Kaman Corporation                                                                 28             438
 Lawson Products, Inc.                                                              6             151
 Myers Industries, Inc.                                                             7              98
 NACCO Industries, Inc.                                                             5             290
 National Service Industries, Inc.                                                 13              27

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Capital Goods -- Continued
 Manufacturing (Diversified) -- Continued
 Penn Engineering & Manufacturing Corp.                                            14        $    241
 Penn Engineering & Manufacturing Corp. - Class A                                   9             146
 ROHN Industries, Inc.                                                          0.013           0.026(A)
 Schuff International Inc.                                                          7              19(A)
 Spartech Corporation                                                               6             123
 Standex International Corporation                                                 16             339
 Stewart & Stevenson Services, Inc.                                                31             583
 Terex Corporation                                                                 39             682(A)
 Trinity Industries, Inc.                                                           1              22
                                                                                             --------
                                                                                                3,842
                                                                                             --------
 Manufacturing (Specialized) -- 2.1%
 Albany International Corp.                                                         5             109
 BMC Industries, Inc.                                                              23              48
 Briggs & Stratton Corporation                                                      2              90
 CTS Corporation                                                                    6              94
 Gehl Company                                                                       4              52(A)
 Global Imaging Systems, Inc.                                                       1               9(A)
 IKON Office Solutions, Inc.                                                        1              16
 JLG Industries, Inc.                                                              54             578
 Lincoln Electric Holdings, Inc.                                                   22             538
 SPS Technologies, Inc.                                                            14             499(A)
 York International Corporation                                                    25             938
                                                                                             --------
                                                                                                2,971
                                                                                             --------
 Metals -- 0.7%
 Chase Industries, Inc.                                                            14             126(A)
 General Cable Corporation                                                         36             468
 Mueller Industries Inc.                                                            7             243(A)
 Wolverine Tube, Inc.                                                              18             209(A)
                                                                                             --------
                                                                                                1,046
                                                                                             --------
 Office Equipment and Supplies -- 1.7%
 Ennis Business Forms, Inc.                                                        21             203
 New England Business Service, Inc.                                                16             308
 United Stationers Inc.                                                            29             979(A)
 Wallace Computer Services, Inc.                                                   45             857
                                                                                             --------
                                                                                                2,347
                                                                                             --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Capital Goods -- Continued
 Trucks and Parts -- 0.3%
 Collins Industries, Inc.                                                           7        $     22
 Lufkin Industries, Inc.                                                            7             180
 Spartan Motors, Inc.                                                              11              68
 Supreme Industries, Inc.                                                           9              37(A)
 Wabash National Corporation                                                        6              43
                                                                                             --------
                                                                                                  350
                                                                                             --------
 Waste Management -- N.M.
 Waste Holdings, Inc.                                                               5              31(A)
                                                                                             --------

Consumer Cyclicals -- 29.0%
 Auto Parts and Equipment -- 3.2%
 Applied Industrial Technologies, Inc.                                             20             366
 ArvinMeritor, Inc.                                                                72           1,410
 Bandag, Incorporated                                                               4             125
 Bandag, Incorporated - Class A                                                     4             108
 BorgWarner, Inc.                                                                   9             455
 Cooper Tire & Rubber Company                                                      53             841
 Dura Automotive Systems, Inc.                                                     16             175(A)
 Edelbrock Corporation                                                              2              24
 Midas, Inc.                                                                       17             200
 R & B, Inc.                                                                        6              40(A)
 Standard Motor Products, Inc.                                                      1              17
 Strattec Security Corporation                                                      2              81(A)
 TBC Corporation                                                                   15             194(A)
 Tower Automotive, Inc.                                                            53             474(A)
                                                                                             --------
                                                                                                4,510
                                                                                             --------
 Building Materials -- 1.7%
 Ameron International Corporation                                                   3             180
 Centex Construction Products, Inc.                                                15             484
 Dal-Tile International Inc.                                                       22             511(A)
 NCI Building Systems, Inc.                                                        24             416(A)
 The Boyds Collection, Ltd.                                                        28             187(A)
 U. S. Concrete, Inc.                                                              11              71(A)
 Universal Forest Products, Inc.                                                   23             485
                                                                                             --------
                                                                                                2,334
                                                                                             --------

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Consumer (Jewelry, Novelties and Gifts) -- 1.3%
 American Greetings Corporation                                                    76        $  1,049
 Department 56, Inc.                                                               17             143(A)
 Enesco Group, Inc.                                                                 6              35(A)
 Lancaster Colony Corporation                                                       9             309
 Movado Group, Inc.                                                                11             217
 Russ Berrie and Company, Inc.                                                      5             153
                                                                                             --------
                                                                                                1,906
                                                                                             --------
 Electrical Equipment -- 0.1%
 The Lamson & Sessions Co.                                                         18              93(A)
                                                                                             --------

 Footwear -- 1.5%
 Brown Shoe Company, Inc.                                                          23             367
 Deckers Outdoor Corporation                                                       12              51(A)
 Kenneth Cole Productions, Inc.                                                    15             262(A)
 Maxwell Shoe Company Inc.                                                          8             111(A)
 Saucony, Inc.                                                                      1               6(A)
 Skechers U.S.A., Inc.                                                             19             278(A)
 Steven Madden, Ltd.                                                               13             179(A)
 The Stride Rite Corporation                                                       28             180
 The Timberland Company                                                            20             742(A)
                                                                                             --------
                                                                                                2,176
                                                                                             --------
 Gaming, Lottery and Pari-Mutuel Companies -- 0.6%
 Aztar Corporation                                                                 12             227(A)
 Black Hawk Gaming & Development Company, Inc.                                      3              31(A)
 Isle of Capri Casinos, Inc.                                                       40             531(A)
 Lakes Gaming, Inc.                                                                 8              48(A)
                                                                                             --------
                                                                                                  837
                                                                                             --------
 Hardware and Tools -- 0.3%
 CompX International Inc.                                                           5              66
 Q.E.P. Co., Inc.                                                                   3              10(A)
 The Eastern Company                                                                4              51
 The L. S. Starrett Company                                                         3              65
 The Toro Company                                                                   5             211
                                                                                             --------
                                                                                                  403
                                                                                             --------
 Homebuilding -- 3.8%
 Beazer Homes USA, Inc.                                                             6             446(A)
 Crossmann Communities, Inc.                                                       11             376

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Homebuilding -- Continued
 DeWolfe Companies, Inc.                                                            2        $     24(A)
 Dominion Homes, Inc.                                                               4              62(A)
 Grubb & Ellis Company                                                             16              48(A)
 Hovnanian Enterprises, Inc.                                                       22             459(A)
 KB HOME                                                                           35           1,388
 Kennedy-Wilson Incorporated                                                        3              15(A)
 M/I Schottenstein Homes, Inc.                                                      6             299
 Modtech Holdings, Inc.                                                            14             114(A)
 Pulte Corporation                                                              0.316              14
 ResortQuest International, Inc.                                                   19              92(A)
 Standard Pacific Corp.                                                            23             550
 The Ryland Group, Inc.                                                             8             600
 Trammell Crow Company                                                             46             542(A)
 Trendwest Resorts, Inc.                                                           12             313(A)
                                                                                             --------
                                                                                                5,342
                                                                                             --------
 Household Furnishings and Appliances -- 0.5%
 Bassett Furniture Industries, Incorporated                                         4              58
 Bush Industries, Inc.                                                             13             144
 Chromcraft Revington, Inc.                                                         8              86(A)
 Falcon Products, Inc.                                                              3              23
 Fedders Corporation                                                               15              46
 Flexsteel Industries, Inc.                                                         5              57
 Furniture Brands International, Inc.                                               7             227(A)
 Interface, Inc.                                                                   12              65
 Knape & Vogt Manufacturing Company                                                 2              30
                                                                                             --------
                                                                                                  736
                                                                                             --------
 Leisure Time (Products) -- 1.6%
 Arctic Cat, Inc.                                                                   5              87
 Bally Total Fitness Holding Corporation                                           38             808(A)
 Brass Eagle Inc.                                                                   8              46(A)
 Equity Marketing, Inc.                                                             5              70(A)
 GameTech International, Inc.                                                      14              60(A)
 Handleman Company                                                                 27             407(A)
 Huffy Corporation                                                                 13              85(A)
 JAKKS Pacific, Inc.                                                               13             239(A)
 Johnson Outdoors Inc.                                                              8              60(A)
 K2 Inc.                                                                           11              81(A)
 Rexhall Industries, Inc.                                                           1               8(A)
 Steinway Musical Instruments, Inc.                                                11             181(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Leisure Time (Products) -- Continued
 Sturm, Ruger & Company, Inc.                                                       9        $    106
 Thor Industries, Inc.                                                              1              48
                                                                                             --------
                                                                                                2,286
                                                                                             --------
 Lodging/Hotels -- 0.5%
 Prime Hospitality Corp.                                                           58             638(A)
                                                                                             --------

 Publishing -- 0.1%
 Courier Corporation                                                                2              79
                                                                                             --------

 Retail (Building Supplies) -- 0.3%
 Building Materials Holding Corporation                                            14             151(A)
 Hughes Supply, Inc.                                                                1              31
 Tractor Supply Company                                                             7             252(A)
                                                                                             --------
                                                                                                  434
                                                                                             --------
 Retail (Computers and Electronics) -- 0.2%
 REX Stores Corporation                                                             8             231(A)
                                                                                             --------

 Retail (Department Stores) -- N.M.
 Gottschalks Inc.                                                                   9              22(A)
 The Bon-Ton Stores, Inc.                                                          16              44(A)
                                                                                             --------
                                                                                                   66
                                                                                             --------
 Retail (Discounters) -- 0.7%
 Duckwall-ALCO Stores, Inc.                                                         4              35(A)
 ShopKo Stores, Inc.                                                               34             318(A)
 Stein Mart, Inc.                                                                  53             442(A)
 The Dress Barn, Inc.                                                               7             168(A)
                                                                                             --------
                                                                                                  963
                                                                                             --------
 Retail (Home Shopping) -- 0.1%
 Blair Corporation                                                                  7             154
 PC Connection, Inc.                                                                2              34(A)
 Spiegel, Inc.                                                                      4              18
                                                                                             --------
                                                                                                  206
                                                                                             --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Retail (Specialty-Apparel) -- 1.5%
 Burlington Coat Factory Warehouse Corporation                                     57        $    963
 Charming Shoppes, Inc.                                                             5              27(A)
 Gadzooks, Inc.                                                                     3              36(A)
 S&K Famous Brands, Inc.                                                            3              29(A)
 The Buckle, Inc.                                                                  21             461(A)
 The Cato Corporation                                                              20             376
 Wilsons The Leather Experts Inc.                                                  20             228(A)
                                                                                             --------
                                                                                                2,120
                                                                                             --------
 Retail (Specialty) -- 4.7%
 A.C. Moore Arts & Crafts, Inc.                                                     4             112(A)
 Advanced Auto Parts, Inc.                                                          4             183(A)
 Brookstone, Inc.                                                                  11             127(A)
 CSK Auto Corporation                                                              26             262(A)
 Finlay Enterprises, Inc.                                                          13             111(A)
 First Cash, Inc.                                                                   7              50(A)
 Friedman's, Inc.                                                                  16             131
 Gart Sports Company                                                                4              90(A)
 Genesco Inc.                                                                      14             297(A)
 Hancock Fabrics, Inc.                                                              5              67
 Haverty Furniture Companies, Inc.                                                 10             169
 Jo-Ann Stores, Inc.                                                                6              39(A)
 Lithia Motors, Inc.                                                               11             236(A)
 MarineMax, Inc.                                                                   20             149(A)
 Payless ShoeSource, Inc.                                                          26           1,454(A)
 Pier 1 Imports, Inc.                                                              34             588
 Rush Enterprises, Inc.                                                             5              32(A)
 Sharper Image Corporation                                                          5              55(A)
 Shoe Carnival, Inc.                                                                4              57(A)
 Trans World Entertainment Corporation                                             47             353(A)
 United Auto Group, Inc.                                                           11             276(A)
 Zale Corporation                                                                  45           1,864(A)
                                                                                             --------
                                                                                                6,702
                                                                                             --------
 Services (Advertising/Marketing) -- N.M.
 Opinion Research Corporation                                                       5              32(A)
                                                                                             --------

 Services (Commercial and Consumer) -- 3.8%
 Ag Services of America, Inc.                                                       6              68(A)
 Amerco                                                                             8             156(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Services (Commercial and Consumer) -- Continued
 Central Garden & Pet Company                                                      16        $    134(A)
 Charles River Associates Incorporated                                              6             119(A)
 Children's Comprehensive Services, Inc.                                            5              30(A)
 CPI Corporation                                                                    5              88
 Dollar Thrifty Automotive Group, Inc.                                             32             488(A)
 Exponent, Inc.                                                                     8              94(A)
 Horizon Health Corporation                                                         4              62(A)
 Insurance Auto Auctions, Inc.                                                      6              81(A)
 Interpool, Inc.                                                                   26             498
 McGrath Rentcorp                                                                  10             390
 Monro Muffler Brake, Inc.                                                          5              72(A)
 NCH Corporation                                                                    6             323
 NCO Group, Inc.                                                                   28             637(A)
 Refac                                                                              3               7(A)
 Rent-A-Center, Inc.                                                               29             957(A)
 Schlotzsky's, Inc.                                                                 3              18(A)
 Stewart Enterprises, Inc.                                                         77             462(A)
 Sylvan, Inc.                                                                       3              33(A)
 The Source Information Management Company                                         15              79(A)
 Traffix, Inc.                                                                     19             141(A)
 United Rentals, Inc.                                                              22             504(A)
                                                                                             --------
                                                                                                5,441
                                                                                             --------
 Textiles -- N.M.
 JPS Industries Inc.                                                                3              18(A)
                                                                                             --------

 Textiles (Apparel) -- 2.5%
 Cherokee Inc.                                                                     11             119(A)
 Cutter & Buck Inc.                                                                 9              33(A)
 G-III Apparel Group, Ltd.                                                          6              41(A)
 Garan, Incorporated                                                                4             157
 Gerber Childrenswear, Inc.                                                         1               5(A)
 Haggar Corp.                                                                       6              60
 Jos. A. Bank Clothiers, Inc.                                                       7              49(A)
 Kellwood Company                                                                  29             704
 Nautica Enterprises, Inc.                                                         43             547(A)
 OshKosh B'Gosh, Inc.                                                               7             294
 Oxford Industries, Inc.                                                            9             203
 Perry Ellis International, Inc.                                                    8              72(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Textiles (Apparel) -- Continued
 Phillips-Van Heusen Corporation                                                   36        $    389
 Quiksilver, Inc.                                                                  25             430(A)
 Superior Uniform Group Inc.                                                        8              75
 Tandy Brands Accessories, Inc.                                                     6              41(A)
 Tropical Sportswear Int'l Corporation                                              8             148(A)
 UniFirst Corporation                                                               6             129
                                                                                             --------
                                                                                                3,496
                                                                                             --------
Consumer Staples -- 4.0%
 Distributors (Food and Health) -- 0.7%
 Allou Health & Beauty Care, Inc.                                                   5              27(A)
 Herbalife International, Inc.                                                     17             239
 Nu Skin Enterprises, Inc.                                                         43             378
 Spartan Stores, Inc.                                                              20             242(A)
 Suprema Specialties, Inc.                                                          5              62(A)
                                                                                             --------
                                                                                                  948
                                                                                             --------
 Food -- 0.1%
 Cal-Maine Foods, Inc.                                                              7              25
 John B. Sanfilippo & Son, Inc.                                                     6              32(A)
 Pilgrim's Pride Corporation                                                        7              91
 Pilgrim's Pride Corporation - Class A                                              5              52
                                                                                             --------
                                                                                                  200
                                                                                             --------
 Household Products (Non-Durables) -- 0.2%
 CPAC, Inc.                                                                         4              27
 Craftmade International, Inc.                                                      2              32
 Stepan Company                                                                     7             177
                                                                                             --------
                                                                                                  236
                                                                                             --------
 Housewares -- 0.5%
 Associated Materials Incorporated                                                  1              37
 Channell Commercial Corporation                                                    5              18(A)
 Foamex International Incorporated                                                 13             105(A)
 Ivex Packaging Corporation                                                         4              82(A)
 Oneida Ltd.                                                                        4              48
 Royal Appliance Mfg. Co.                                                          15              75(A)
 Salton, Inc.                                                                      13             251(A)
 Summa Industries                                                                   5              41(A)
                                                                                             --------
                                                                                                  657
                                                                                             --------

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
 Personal Care -- 0.1%
 Nature's Sunshine Products, Inc.                                                  13        $    157
                                                                                             --------

 Restaurants -- 0.7%
 Benihana Inc.                                                                      3              41(A)
 Dave & Busters, Inc.                                                              17             105(A)
 ELXSI Corporation                                                                  3              19(A)
 Fresh Choice Incorporated                                                          2               6(A)
 Frisch's Restaurants, Inc.                                                         6              91
 Garden Fresh Restaurant Corp.                                                      7              43(A)
 Morton's Restaurant Group, Inc.                                                    3              32(A)
 Ryan's Family Steak Houses, Inc.                                                  30             639(A)
                                                                                             --------
                                                                                                  976
                                                                                             --------
 Retail (Food Chains) -- N.M.
 Marsh Supermarkets, Inc.                                                           3              50
                                                                                             --------

 Services -- N.M.
 Correctional Services Corporation                                                 13              26(A)
                                                                                             --------

 Services (Employment) -- 0.8%
 CDI Corp.                                                                          7             139(A)
 Hall, Kinion & Associates, Inc.                                                    5              45(A)
 Kelly Services, Inc.                                                               4              92
 RCM Technologies, Inc.                                                            14              64(A)
 RemedyTemp, Inc.                                                                  10             135(A)
 Spherion Corporation                                                              53             515(A)
 Volt Information Sciences, Inc.                                                    3              58(A)
 Westaff, Inc.                                                                     18              46(A)
                                                                                             --------
                                                                                                1,094
                                                                                             --------
 Specialty Printing -- 0.7%
 Cadmus Communications Corporation                                                 10             109
 Consolidated Graphics, Inc.                                                       12             225(A)
 John H. Harland Company                                                            7             155
 Media Arts Group, Inc.                                                            17              45(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
 Specialty Printing -- Continued
 Outlook Group Corp.                                                                3        $     12(A)
 The Topps Company, Inc.                                                           39             468(A)
                                                                                             --------
                                                                                                1,014
                                                                                             --------
 Tobacco -- 0.2%
 Schweitzer-Mauduit International, Inc.                                            12             283
                                                                                             --------

Energy -- 11.7%
 Oil Field Services -- 0.4%
 W-H Energy Services, Inc.                                                         26             503(A)
                                                                                             --------

 Oil (International Integrated) -- 0.6%
 Holly Corporation                                                                 12             239
 Tesoro Petroleum Corporation                                                      45             586(A)
                                                                                             --------
                                                                                                  825
                                                                                             --------
 Oil and Gas (Drilling and Equipment) -- 1.9%
 Grey Wolf, Inc.                                                                  182             542(A)
 Key Energy Services, Inc.                                                        106             979(A)
 Offshore Logistics, Inc.                                                          24             417(A)
 Patterson-UTI Energy, Inc.                                                         5             119(A)
 Petroleum Development Corporation                                                 17             102(A)
 Seitel, Inc.                                                                       5              70(A)
 Unit Corporation                                                                  39             502(A)
                                                                                             --------
                                                                                                2,731
                                                                                             --------
 Oil and Gas (Exploration and Production) -- 8.8%
 3TEC Energy Corporation                                                           17             244(A)
 Adams Resources & Energy                                                           5              38
 Berry Petroleum Company                                                           25             386
 Cabot Oil & Gas Corporation                                                       34             815
 Callon Petroleum Company                                                          21             143(A)
 Carrizo Oil & Gas, Inc.                                                           15              68(A)
 Chesapeake Energy Corporation                                                    177           1,167(A)
 Clayton Williams Energy, Inc.                                                      8             102(A)
 Comstock Resources, Inc.                                                          38             267(A)
 Edge Petroleum Corporation                                                        10              54(A)
 EnergySouth, Inc.                                                                  1              14
 Equity Oil Company                                                                14              25(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Energy -- Continued
 Oil and Gas (Exploration and Production) -- Continued
 Forest Oil Corporation                                                            62        $  1,755(A)
 Giant Industries, Inc.                                                            10              90(A)
 Howell Corporation                                                                 6              57
 Key Production Company, Inc.                                                      15             257(A)
 MarkWest Hydrocarbon, Inc.                                                         7              45(A)
 Mercury Air Group, Inc.                                                            8              38(A)
 Mission Resources Corporation                                                     31             108(A)
 Parallel Petroleum Corporation                                                    11              35(A)
 Penn Virginia Corporation                                                          8             273
 PetroCorp Incorporated                                                            10              86(A)
 Pogo Producing Company                                                            54           1,421
 Prize Energy Corporation                                                          16             375(A)
 Pure Resources, Inc.                                                              44             892(A)
 Stone Energy Corporation                                                          29           1,130(A)
 The Houston Exploration Company                                                   33           1,106(A)
 The Meridian Resource Corporation                                                 43             172(A)
 Vintage Petroleum, Inc.                                                           81           1,176
 World Fuel Services Corporation                                                    9             156
                                                                                             --------
                                                                                               12,495
                                                                                             --------
Financials -- 15.1%
 Banks (Major Regional) -- 3.8%
 ABC Bancorp                                                                        3              36
 Allegiant Bancorp, Inc.                                                            4              55
 AmericanWest Bancorporation                                                        4              48(A)
 AmeriServ Financial, Inc.                                                         10              48
 Arrow Financial Corporation                                                        3              92
 BancFirst Ohio Corp.                                                               3              71
 Bank of the Ozarks, Inc.                                                           3              81
 California First National Bancorp                                                  6              71
 Camden National Corporation                                                        9             163
 Capital Crossing Bank                                                              3              61(A)
 Capitol Bancorp Ltd.                                                               3              41
 Columbia Bancorp                                                                   2              18
 Community Bank System, Inc.                                                        7             176
 Community Trust Bancorp, Inc.                                                      1              31
 Corrus Bankshares, Inc.                                                           11             490
 First Citizens Bancshares Inc.                                                     9             850
 First Oak Brook Bancshares, Inc.                                                   2              39
 1st Source Corporation                                                            14             296

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Banks (Major Regional) -- Continued
 First United Corporation                                                           2        $     38
 GBC Bancorp                                                                       11             325
 Granite State Bankshares, Inc.                                                   0.4               9
 International Bancshares Corporation                                               8             316
 Irwin Financial Corporation                                                       23             394
 Merchants Bancshares, Inc.                                                         4             101
 Pacific Crest Capital, Inc.                                                        2              42
 Peoples Bancorp Inc.                                                               4              66
 Republic First Bancorp, Inc.                                                       5              26(A)
 Silicon Valley Bancshares                                                         31             823(A)
 Simmons First National Corporation                                                 4             135
 The Trust Company Of New Jersey                                                   12             292
 Three Rivers Bancorp, Inc.                                                         5              63
 Yardville National Bancorp                                                        10             120
                                                                                             --------
                                                                                                5,417
                                                                                             --------
 Consumer Finance -- 0.3%
 Advanta Corp.                                                                     10              98
 American Business Financial Services, Inc.                                         1              20
 Credit Acceptance Corporation                                                      5              43(A)
 Onyx Acceptance Corporation                                                        6              29(A)
 Union Acceptance Corporation                                                      17              84(A)
 World Acceptance Corporation                                                      19             140(A)
                                                                                             --------
                                                                                                  414
                                                                                             --------
 Financial (Diversified) -- 1.8%
 Actrade Financial Technologies, Ltd.                                               6             171(A)
 CompuCredit Corporation                                                           50             588(A)
 DVI, Inc.                                                                         11             187(A)
 ePlus inc.                                                                        11             106(A)
 LandAmerica Financial Group, Inc.                                                 24             689
 MicroFinancial Incorporated                                                       17             170
 New Century Financial Corporation                                                 22             294(A)
 Stewart Information Services Corporation                                          18             354(A)
                                                                                             --------
                                                                                                2,559
                                                                                             --------
 Insurance Brokers -- 0.1%
 Healthcare Recoveries, Inc.                                                       13              58(A)
 Interstate National Dealer Services, Inc.                                          3              16(A)
                                                                                             --------
                                                                                                   74
                                                                                             --------

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Insurance (Life/Health) -- 1.9%
 AmerUs Group Co.                                                                  35        $  1,255
 Cotton States Life Insurance Company                                               8              79
 Delphi Financial Group, Inc.                                                      21             692
 FBL Financial Group, Inc.                                                         10             165
 Financial Industries Corporation                                                  10             132
 National Western Life Insurance Company                                            3             289(A)
 Standard Management Corporation                                                   10              58(A)
                                                                                             --------
                                                                                                2,670
                                                                                             --------
 Insurance (Multi-Line) -- 0.1%
 Ceres Group, Inc.                                                                 16              59(A)
 Universal American Financial Corp.                                                12              81(A)
                                                                                             --------
                                                                                                  140
                                                                                             --------
 Insurance (Property/Casualty) -- 2.5%
 Bancinsurance Corporation                                                          2              12(A)
 Donegal Group Inc. - Class A                                                       4              43
 Donegal Group Inc. - Class B                                                       2              22
 First American Corporation                                                        73           1,372
 Philadelphia Consolidated Holding Corp.                                            1              41(A)
 SCPIE Holdings Inc.                                                                3              99
 State Auto Financial Corporation                                                   3              49
 The Commerce Group, Inc.                                                          39           1,481
 The Midland Company                                                                5             237
 The MIIX Group, Incorporated                                                      15             179
                                                                                             --------
                                                                                                3,535
                                                                                             --------
 Investment Banking/Brokerage -- N.M.
 Stifel Financial Corp.                                                             4              45
                                                                                             --------

 Savings and Loan Companies -- 4.6%
 Abington Bancorp, Inc.                                                             1              18
 Alliance Bancorp of New England, Inc.                                              1              12
 Banner Corporation                                                                12             200
 BostonFed Bancorp, Inc.                                                            6             145
 Camco Financial Corporation                                                        9             114
 Coastal Bancorp, Inc.                                                              5             150
 Dime Community Bancshares                                                          3              80
 Downey Financial Corp.                                                            30           1,254
 First Bell Bancorp, Inc.                                                           6              77

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Savings and Loan Companies -- Continued
 First Defiance Financial Corp.                                                     7        $    111
 First Essex Bancorp, Inc.                                                          2              62
 First Federal Bankshares Inc.                                                      1               8
 First Indiana Corporation                                                         11             245
 First Mutual Bancshares, Inc.                                                      5              61
 FIRSTFED AMERICA BANCORP, INC.                                                     6             101
 FirstFed Financial Corp.                                                          18             454(A)
 Flagstar Bancorp, Inc.                                                            14             284
 GA Financial, Inc.                                                                 4              60
 Hawthorne Financial Corporation                                                    4              69(A)
 HMN Financial, Inc.                                                                3              46
 IBERIABANK Corporation                                                             5             130
 ITLA Capital Corporation                                                           7             153(A)
 Jacksonville Bancorp, Inc.                                                         2              32
 Local Financial Corporation                                                       22             309(A)
 MAF Bancorp, Inc.                                                                  5             145
 Matrix Bancorp, Inc.                                                               8              79(A)
 North Central Bancshares, Inc.                                                     1              22
 Parkvale Financial Corporation                                                     6             130
 PennFed Financial Services, Inc.                                                   3              70
 People's Bancshares, Inc.                                                          4              82(A)
 PFF Bancorp, Inc.                                                                 13             353
 Progress Financial Corporation                                                     5              37
 Southwest Bancorp, Inc.                                                            5              93
 St. Francis Capital Corporation                                                    8             192
 Sterling Financial Corporation                                                    11             167(A)
 Superior Financial Corp.                                                           5              83(A)
 Timberland Bancorp, Inc.                                                           5              82
 Warren Bancorp, Inc.                                                               8              71
 Westcorp                                                                          34             625
 WSFS Financial Corporation                                                         9             154
                                                                                             --------
                                                                                                6,560
                                                                                             --------
Health Care -- 1.0%
 Health Care (Diversified) -- N.M.
 Nutraceutical International Corporation                                            3              18(A)
                                                                                             --------


                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Health Care -- Continued
 Health Care (Drugs/Major Pharmaceuticals) -- 0.1%
 Chattem, Inc.                                                                      4        $     77(A)
 USANA, Inc.                                                                        3               3(A)
                                                                                             --------
                                                                                                   80
                                                                                             --------
 Health Care (Long-Term Care) -- 0.2%
 Prime Medical Services, Inc.                                                      20              96(A)
 Radiologix, Inc.                                                                  15             153(A)
 Res-Care, Inc.                                                                    12             105(A)
                                                                                             --------
                                                                                                  354
                                                                                             --------
 Health Care (Managed Care) -- 0.5%
 IntegraMed America, Inc.                                                           4              24(A)
 PacifiCare Health Systems, Inc.                                                   44             698(A)
                                                                                             --------
                                                                                                  722
                                                                                             --------
 Health Care (Medical Products and Supplies) -- 0.1%
 American Shared Hospital Services                                                  3              10
 Candela Corporation                                                                9              36(A)
 Medical Action Industries Inc.                                                     3              45(A)
 Rehabilicare Inc.                                                                  2              11(A)
 Sola International Inc.                                                            5              99(A)
 Utah Medical Products, Inc.                                                        1              14(A)
                                                                                             --------
                                                                                                  215
                                                                                             --------
 Health Care (Specialized Services) -- 0.1%
 Curative Health Services, Inc.                                                     5              69(A)
 Orthodontic Centers of America, Inc.                                               1              33(A)
                                                                                             --------
                                                                                                  102
                                                                                             --------
Technology -- 3.5%
 Communications Equipment -- 0.4%
 Audiovox Corporation                                                              17             128(A)
 Blonder Tongue Laboratories, Inc.                                                  5              18(A)
 Brightpoint, Inc.                                                                 42             132(A)
 Cobra Electronics Corporation                                                      8              51(A)
 Cognitronics Corporation                                                           5              24(A)
 LoJack Corporation                                                                 6              32(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Technology -- Continued
 Communications Equipment -- Continued
 Radyne ComStream Inc.                                                             13        $     69(A)
 XETA Technologies Inc.                                                            11              62(A)
                                                                                             --------
                                                                                                  516
                                                                                             --------
 Computers (Hardware) -- 0.1%
 Digital Lightwave, Inc.                                                           20             186(A)
                                                                                             --------

 Computers (Peripherals) -- 0.4%
 Dataram Corporation                                                                9              76(A)
 Iomega Corporation                                                                29             243(A)
 Printronix, Inc.                                                                   3              28(A)
 Qualstar Corporation                                                              13              76(A)
 Rainbow Technologies, Inc.                                                        22             162(A)
                                                                                             --------
                                                                                                  585
                                                                                             --------
 Computers (Software/Services) -- 0.2%
 Answerthink Inc.                                                                  13              86(A)
 Deltek Systems, Inc.                                                              14              60(A)
 Group 1 Software, Inc.                                                             8             127(A)
 TSR, Inc.                                                                          4              23(A)
                                                                                             --------
                                                                                                  296
                                                                                             --------
 Electronics (Component Distributors) -- 0.9%
 All American Semiconductor, Inc.                                                   5              19(A)
 Jaco Electronics, Inc.                                                             5              27(A)
 Nu Horizons Electronics Corp.                                                     21             220(A)
 Pioneer-Standard Electronics, Inc.                                                41             521
 Richardson Electronics, Ltd.                                                      13             158
 TESSCO Technologies Incorporated                                                   3              48(A)
 WESCO International, Inc.                                                         52             257(A)
                                                                                             --------
                                                                                                1,250
                                                                                             --------
 Electronics (Instrumentation) -- 0.3%
 inTEST Corporation                                                                 6              29(A)
 K-Tron International, Inc.                                                         3              32(A)
 Mesa Laboratories, Inc.                                                            2              10(A)
 Methode Electronics, Inc.                                                         22             176
 MKS Instruments, Inc.                                                              5             141(A)
                                                                                             --------
                                                                                                  388
                                                                                             --------

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Technology -- Continued
 Electronics (Semiconductors) -- 0.3%
 Diodes Incorporated                                                               12        $     79(A)
 Silicon Storage Technology, Inc.                                                  42             408(A)
                                                                                             --------
                                                                                                  487
                                                                                             --------
 Equipment (Semiconductor) -- 0.5%
 Amtech Systems, Inc.                                                               2              14(A)
 Asyst Technologies, Inc.                                                           7              87(A)
 BTU International, Inc.                                                            4              16(A)
 Electroglas, Inc.                                                                  5              74(A)
 Kulicke and Soffa Industries, Inc.                                                 3              51(A)
 Quipp, Inc.                                                                        1              18(A)
 Rimage Corporation                                                                 1               8(A)
 Semitool, Inc.                                                                    13             153(A)
 Varian Semiconductor Equipment Associates, Inc.                                    8             263(A)
                                                                                             --------
                                                                                                  684
                                                                                             --------
 Services (Computer Systems) -- 0.4%
 CompuCom Systems, Inc.                                                            57             130(A)
 GTSI Corp.                                                                        11             102(A)
 Innodata Corporation                                                              14              41(A)
 Manchester Technologies, Inc.                                                      7              16(A)
 Pomeroy Computer Resources, Inc.                                                  16             220(A)
 Software Spectrum, Inc.                                                            4              61(A)
                                                                                             --------
                                                                                                  570
                                                                                             --------
Transportation -- 4.2%
 Air Freight -- 0.7%
 Air Methods Corporation                                                            5              34(A)
 AirNet Systems, Inc.                                                              11              90(A)
 Ambassadors International, Inc.                                                   11             220
 Atlas Air Worldwide Holdings, Inc.                                                36             530(A)
 Navigant International, Inc.                                                       9             108(A)
                                                                                             --------
                                                                                                  982
                                                                                             --------
 Airlines -- 0.7%
 AirTran Holdings, Inc.                                                            64             420(A)
 Frontier Airlines, Inc.                                                           37             624(A)
 Mesaba Holdings, Inc.                                                              1              10(A)
                                                                                             --------
                                                                                                1,054
                                                                                             --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Transportation -- Continued
 Railroads -- 0.3%
 Genesee & Wyoming Inc.                                                             4        $    142(A)
 The Greenbrier Companies, Inc.                                                    12              89
 Wabtec Corporation                                                                18             226
                                                                                             --------
                                                                                                  457
                                                                                             --------
 Shipping -- 0.8%
 OMI Corporation                                                                   46             182(A)
 Overseas Shipholding Group, Inc.                                                  37             830
 Todd Shipyards Corporation                                                         8              69(A)
                                                                                             --------
                                                                                                1,081
                                                                                             --------
 Truckers -- 1.7%
 Arkansas Best Corporation                                                         14             409(A)
 Old Dominion Freight Line, Inc.                                                    5              66(A)
 P.A.M. Transportation Services, Inc.                                               6              79(A)
 Roadway Express, Inc.                                                             18             668
 Transport Corporation of America, Inc.                                             4              20(A)
 USFreightways Corporation                                                         24             754
 Yellow Corporation                                                                15             366(A)
                                                                                             --------
                                                                                                2,362
                                                                                             --------
Utilities -- 3.6%
 Electric Companies -- 2.9%
 Avista Corporation                                                                51             680
 Black Hills Corporation                                                           30           1,025
 El Paso Electric Company                                                          54             783(A)
 Maine Public Service Company                                                       1              36
 NorthWestern Corporation                                                          31             644
 Public Service Company of New Mexico                                               5             145
 Unisource Energy Corporation                                                      43             786
                                                                                             --------
                                                                                                4,099
                                                                                             --------
 Natural Gas -- 0.7%
 Energen Corporation                                                               31             769
 Southwestern Energy Company                                                       28             286(A)
                                                                                             --------
                                                                                                1,055
                                                                                             --------
Total Common Stock and Equity Interests (Identified Cost -- $121,311)                         134,774
-----------------------------------------------------------------------------------------------------

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 5.8%

Goldman, Sachs & Company
 1.76%, dated 12/31/01, to be repurchased at $4,118 on 1/2/02 (Collateral:
 $4,195 Fannie Mae mortgage-backed securities, 6.5%, due 5/1/30, value
 $4,221)                                                                       $4,118        $  4,118
State Street Bank & Trust Company
 1.7%, dated 12/31/01, to be repurchased at $4,118 on 1/2/02 (Collateral:
 $4,110 Freddie Mac medium-term notes, 4.5%, due 7/9/03, value $4,201)          4,118           4,118
                                                                                             --------
Total Repurchase Agreements (Identified Cost -- $8,236)                                         8,236
-----------------------------------------------------------------------------------------------------
Total Investments -- 100.9% (Identified Cost -- $129,547)                                     143,010
Other Assets Less Liabilities -- (0.9)%                                                        (1,336)
                                                                                             --------

NET ASSETS -- 100.0%                                                                         $141,674
                                                                                             ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                                 $10.43
                                                                                             ========
 INSTITUTIONAL CLASS                                                                           $10.79
                                                                                             ========
-----------------------------------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                               SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                               TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                        MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                      Investment Manager



                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust and U.S. Small-Cap Value Trust:
                         Legg Mason Fund Adviser, Inc.
                         Baltimore, MD

                      Investment Advisers



                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust:
                         Bartlett & Co.
                         Cincinnati, OH

                      For U.S. Small-Cap Value Trust:
                         Brandywine Asset Management, Inc.
                         Wilmington, DE

                      Board of Directors and Officers



                      John F. Curley, Jr., Chairman
                      Mark R. Fetting, President
                      Nelson A. Diaz
                      Richard G. Gilmore
                      Arnold L. Lehman
                      Dr. Jill E. McGovern
                      G. Peter O'Brien
                      T. A. Rodgers

                      Transfer and Shareholder Servicing Agent



                      Boston Financial Data Services
                      Boston, MA

                      Custodian



                      State Street Bank & Trust Company
                      Boston, MA

                      Counsel



                      Kirkpatrick & Lockhart LLP
                      Washington, DC

                      Independent Auditors



                      Ernst & Young LLP
                      Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

2/02